STATE OF NORTH CAROLINA                                   ASSIGNMENT OF
                                                   JOINT VENTURER INTEREST IN
                                                            CHARTOWN
COUNTY OF MECKLENBURG                            A NORTH CAROLINA JOINT VENTURE


         THIS ASSIGNMENT OF JOINT VENTURER INTEREST (the "Assignment"), entered into as of this 30th day of June, 1997, by and between TOWN AND COUNTRY FORD, INC., a North Carolina corporation (the "Assignor"), and SONIC FINANCIAL CORPORATION, a North Carolina limited liability company (the "Assignee").


                                    RECITALS

         1. Chartown, a North Carolina joint venture ("Chartown"), was formed on December 18, 1984 by Joint Venture Agreement, as amended on April 24, 1987, December 7, 1988 and March 2, 1995, and amended and restated on March 3, 1995, and further amended on June 30, 1997 (as amended, the "Chartown Joint Venture Agreement").

         2. As of the date of this Assignment, the Assignor holds a 50% interest in the profits and losses of Chartown and had a capital account balance as of December 31, 1996 of $[0.00].

         3. The Assignor desires to assign all of its interest in Chartown (the "Interest") to the Assignee and to withdraw as a Joint Venturer of Chartown.

         4. The Assignee agrees to accept the Assignment of the Assignor's interest in Chartown and to assume all the liabilities of the Assignor with respect to the Interest.

         5. SMDA Properties LLC, a North Carolina limited liability company ("LLC") that is the sole Joint Venturer of Chartown other than the Assignor, is willing to consent to the Assignment and to have the Chartown Joint Venture Agreement amended to the extent necessary to reflect the Assignment and the withdrawal of the Assignor as a Joint Venturer of Chartown.

         NOW THEREFORE, in consideration of the premises and of the mutual covenants and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

         The Assignor hereby assigns the Interest to the Assignee, its successors and assigns. The Interest includes, but is not limited to, all of the Assignor's capital account and rights to distributions of cash and property and allocations of profits accruing after the close of business on June 30, 1997. Commencing after the close of business on June 30, 1997, the Assignee shall have the right to receive from Chartown all of the distributions and the share of income, profits or other compensation to which the Assignor would otherwise be entitled and all of the rights relating to the Assignor's capital account in Chartown and all other rights of the Assignor in Chartown under the Chartown


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Joint Venture Agreement and applicable law and shall become a substitute Joint
Venturer of Chartown in place of the Assignor.

         The Assignor hereby covenants that it shall execute all further title certificates, or other evidences of ownership as may be necessary to vest title to the Interest in the Assignee or its successors or assigns.

         IN WITNESS WHEREOF, the Assignor has signed and sealed this Assignment effective this the 30th day of June, 1997.

                             ASSIGNOR:

ATTEST:                      TOWN AND COUNTRY FORD, INC.


By:                          By:    /s/ William R. Brooks
Title:                              William R. Brooks, Vice President


         [Corporate Seal]


         The undersigned, being the Assignee, hereby accepts the assignment of the Interest and agrees to be bound by the provisions of the Chartown Joint Venture Agreement with respect to the Interest hereby assigned to it. In consideration of this Assignment, the Assignee hereby assumes all obligations and liabilities of the Assignor with respect to the Interest and with respect to Chartown. Additionally, the Assignee hereby agrees to indemnify and hold the Assignor harmless from and against any and all demands, claims, actions, suits, liabilities, damages, losses, judgments, costs and expenses (including reasonable attorneys' fees and court costs), whether known or unknown, relating to, resulting from or arising out of Chartown or the Assignor's ownership of the Interest. In particular, and without limiting the foregoing, the Assignee agrees to indemnify and hold Assignor harmless from and against any tax liability of any type, whether known or unknown, relating to, resulting from or arising out of the Transfers.

                                   ASSIGNEE:

ATTEST:                            SONIC FINANCIAL CORPORATION


By:                                By:   /s/ William R. Brooks
Title:                                       William R. Brooks, Vice President


         [Corporate Seal]


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         The undersigned, being the sole Joint Venturer of Chartown other than the Assignor, hereby consents to the Assignment and to the amendment of the Chartown Joint Venture Agreement to reflect the Assignment and the withdrawal of the Assignor as a Joint Venturer of Chartown.

                         JOINT VENTURER:

                         SMDA PROPERTIES LLC


                         By:   /s/ O. Bruton Smith
                                  O. Bruton Smith, Member

                         By:  SONIC FINANCIAL CORPORATION, Member

                                  By:   /s/ William R. Brooks
                                           William R. Brooks, Vice President


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